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                                                                   EXHIBIT 10.26


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                  REGISTRATION AND INVESTOR'S RIGHTS AGREEMENT



                          DATED AS OF FEBRUARY 2, 2001

                                 BY AND BETWEEN

                                  PROBEX CORP.

                                       AND

                       UNITED INFRASTRUCTURE COMPANY, LLC


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                                TABLE OF CONTENTS



1.  DEFINITIONS .........................................................  1

2.  REGISTRATION ........................................................  2

3.  OBLIGATIONS OF THE COMPANY ..........................................  4

4.  OBLIGATIONS OF THE INVESTOR .........................................  8

5.  EXPENSES OF REGISTRATION ............................................  9

6.  INDEMNIFICATION .....................................................  9

7.  CONTRIBUTION ........................................................ 11

8.  REPORTS UNDER THE EXCHANGE ACT ...................................... 12

9.  INFORMATION RIGHTS .................................................. 12

10. INSPECTION RIGHTS ................................................... 12

11. REPRESENTATION RIGHTS ............................................... 13

12. ASSIGNMENT OF REGISTRATION RIGHTS ................................... 13

13. AMENDMENT OF REGISTRATION RIGHTS .................................... 13

14. TERMINATION OF REGISTRATION RIGHTS .................................. 14

15. GENERAL PROVISIONS .................................................. 14

EXHIBIT A ...............................................................  a

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                  REGISTRATION AND INVESTOR'S RIGHTS AGREEMENT

         THIS REGISTRATION AND INVESTOR'S RIGHTS AGREEMENT (this "Agreement"), is made as of February 2, 2001, by and between Probex Corp., a Delaware corporation, with its headquarters located at 13355 Noel Road, Suite 1200, Dallas, Texas 75240 (the "Company"), and United Infrastructure Company, LLC, a Delaware limited liability company (together with its respective affiliates, any assignee or transferee of its respective rights hereunder, the "Investor").

         WHEREAS, in connection with that certain Stock Purchase Agreement by and between the parties hereto of even date herewith (the "Stock Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investor certain shares of its common stock, par value $.001 per share (the "Common Stock").

         WHEREAS, to induce the Investor to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide (a) certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws; and (b) certain other rights as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

         1.       DEFINITIONS.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                           (i) "Investor" means the Investor and any transferee
or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 12 hereof and who executes a form of Joinder Agreement, attached hereto as Exhibit A.

                           (ii) "register," "registered," and "registration"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States of America Securities and Exchange Commission (the "SEC").

                           (iii) "Registrable Securities" means the shares of
Common Stock issued to Investor in connection with the First Tranche Investment, the Second Tranche Investment and the Third Tranche Investment, all other shares of Common Stock beneficially owned by the Investor, any shares of Common Stock issuable upon exercise of the Warrant, and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

                           (iv) "Registration Statement" means one or more
registration statements of the Company filed with the SEC under the Securities Act pursuant to this Agreement.

                           (v) "Warrant" has the meaning specified in Section
2(b)(i) below.


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                  (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.

         2.       REGISTRATION.

                  (a) Mandatory Registration. The Company shall prepare, and, as soon as practicable after the date of this Agreement but not later than March 31, 2001 unless the Investor provides a written waiver of this requirement, file with the SEC a Registration Statement on Form S-1 or Form SB-2 (or, if available, on Form S-3, or if Form S-3 is not available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities), covering the resale of the Registrable Securities to enable the resale by the Investor from time to time on the American Stock Exchange (the "AMEX") or in privately-negotiated transactions or otherwise. The Company shall register all of the Registrable Securities on the Registration Statement; provided, however, that if the Company determines that not all of the Registrable Securities can be registered on one Registration Statement, then the Company will file a Registration Statement as soon as practicable following the issuance of any Registrable Securities not registered prior to issuance.

                  (b) Additional Issuances of Common Stock. Subject to the last sentence of this Section 2(b), the Company shall use its commercially reasonable efforts to obtain effectiveness of the Registration Statement as soon as practicable. However, in the circumstances described in this Section 2(b), the Company shall be required to issue a Warrant for the purchase of additional shares of Common Stock to the Investor in such amounts and as soon as practicable if not otherwise specified and in the manner set forth below, as partial relief for the damages to the Investor by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall be exclusive of any other remedies available at law or in equity). Investor hereby agrees to waive its rights to receive additional shares of Common Stock upon failure of the Registration Statement to be declared effective as specified in the Term Sheet for Purchase of Common Stock, Revision 1 between the Company and the Investor dated October 11, 2000. In consideration thereof, the Company will promptly issue the Investor a warrant (the "Warrant") to purchase up to 250,000 shares of Common Stock at a price of $1.40 per share exercisable at any time from and after the Second Tranche Closing Date, to and including January 31, 2007.

                  (c) Piggy-Back Registrations. Subject to the last sentence of this Section 2(c), if at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to the Investor written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter's judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Investor has requested inclusion hereunder as the underwriter shall permit; provided, however,


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that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of priority registration rights. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in which the Investor is entitled to registration under this Section 2(c) is an underwritten offering, then the Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2(c), after the Company has effected three (3) registrations pursuant to this Section 2(c), and such registrations have been declared effective by the SEC.

                  (d) Demand Registration.

                           (i) If the Company shall receive at any time after
June 30, 2001, a written request from the Investor that the Company file a Registration Statement under the Securities Act covering the registration of the Registrable Securities then outstanding, then the Company shall, subject to the limitations of subsection (d)(ii) below, use commercially reasonable efforts to effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Investor requests to be registered.

                           (ii) If the Investor intends to distribute the
Registrable Securities covered by its request by means of an underwriting, the Investor shall so advise the Company as a part of its request made pursuant to this Section 2(d). The underwriter will be selected by the Investor and shall be reasonably acceptable to the Company. If the Investor proposes to distribute its securities through such an underwriting, then it shall (together with the Company as provided in subsection 3(i)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2(d), if the underwriter advises the Investor and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise the Investor, and the number of shares of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter, and the Company shall include in such registration, the maximum number of Registrable Securities requested to be included therein. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

                           (iii) Notwithstanding the foregoing, if the Company
shall furnish the Investor a Registration Statement pursuant to this Section 2(d), a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt by the Company of the request for


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registration from the Investor; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                           (iv) In addition, the Company shall not be obligated
to effect, or to take any action to effect, any registration pursuant to this
Section 2(d) after the Company has effected two (2) registrations pursuant to this Section 2(d) and each such registration has been declared or ordered effective by the SEC.

                  (e) Form S-3 Registration. In the event that the Company shall receive from the Investor a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by the Investor, the Company will as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Investor's Registrable Securities as are specified in such request. The Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2(e): (w) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Investor pursuant to this Section 2(e); (x) if Form S-3 is not available for such offering by the Investor; (y) if the Investor proposes to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than Five Hundred Thousand Dollars ($500,000.00); or (z) if the Company shall furnish to the Investor a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Investor under this Section 2(e); provided, however, that the Company shall not utilize this right more than once in any twelve-month period.

                  (f) Notwithstanding anything to the contrary set forth herein, the registration rights of the Investor pursuant to Sections 2(c), (d) and (e) above shall only be available in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of the Registration Statement to be filed pursuant to Section 2(a) in accordance with the terms of this Agreement.

         3.       OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                  (a) The Company shall prepare promptly and file a Registration Statement with the SEC in accordance with Section 2(a) hereof, and thereafter use its best efforts to cause such Registration Statement to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of
(i) the date on which all of the Registrable Securities have been sold, or (ii) the date on which the Registrable Securities (in the opinion of counsel to the Investor) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.


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                  (b) The Company shall prepare and file with the SEC such
amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

                  (c) The Company shall furnish to the Investor whose Registrable Securities are included in the Registration Statement and to its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor. The Company will promptly notify the Investor by facsimile of the effectiveness of the Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing any Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall promptly file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the Registration Statement or any amendment thereto will not be subject to review.

                  (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor, holding Registrable Securities being offered, may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general taxation in any such jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                  (e) As promptly as practicable after becoming aware of such event, the Company shall notify the Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best


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efforts promptly to prepare a supplement or amendment to the Registration
Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Investor as it may reasonably request.

                  (f) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Investor, holder of Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters), of the issuance of such order and the resolution thereof.

                  (g) The Company shall permit counsel to the Investor, as holder of the Registrable Securities, to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and the Company will not file any document in a form to which such counsel reasonably objects and the Company will not request acceleration of the Registration Statement without prior notice to such counsel. In the event of a disagreement between the Investor and the Company regarding any action taken by the Company to which counsel to the Investor objects (the "Dispute"), the Investor shall give written notice (the "Dispute Notice") of the Dispute to the Company, delivered in accordance with Section 15(b) of this Agreement. The Dispute Notice shall set forth in reasonable detail the Dispute of the Investor. Upon receipt of the Dispute Notice, the dates upon which the Company incurs damage payments to the Investor ("Damages Dates"), set forth in Section 2(b) of this Agreement, including subsections thereof, shall be extended by the number of elapsed day(s) of the Dispute (the "Dispute Delay"). Upon written notice to the Company by the Investor of a resolution (the "Resolution Notice") of the Dispute to the reasonable satisfaction of the Investor, the Damage Dates shall be adjusted by the Dispute Delay upon receipt by the Company of the Resolution Notice delivered in accordance with Section 15(b) of this Agreement. The sections of the Registration Statement covering information with respect to the Investor, Investor's beneficial ownership of securities of the Company, or the Investor's intended method of disposition of Registrable Securities shall conform to the information provided to the Company by the Investor.

                  (h) At the request of the Investor, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement or, if such securities are not being sold by an underwriter, on the date of effectiveness thereof (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the Investor, and (ii) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investor.

                  (i) In the event of any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Investor, participating in such an underwriting, shall also enter into and perform its obligations under such an agreement.

                  (j) The Company shall make available for inspection by (i) the Investor, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investor, and (iv) one


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firm of attorneys retained by all such underwriters (collectively, the
"Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(j). The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and the Investor) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  (k) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is required under clause (i) or clause (ii) above, or is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  (l) The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, including, without limitation, the AMEX, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the Nasdaq or, if not eligible for the Nasdaq on the Nasdaq SmallCap and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. (the "NASD") as such with respect to such Registrable Securities.


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                  (m) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                  (n) The Company shall cooperate with the Investor, as holder of Registrable Securities being offered, and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investor may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investor may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investor, whose Registrable Securities are included in such Registration Statement) an instruction in customary form and substance and an opinion of such counsel in customary form and substance.

                  (o) At the request of the Investor, as holder of the Registrable Securities, the Company shall prepare and file with the SEC, such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

                  (p) In the event that the Investor transfers or assigns any Registrable Securities in accordance with Section 12 hereof, the Company will supplement or amend the Registration Statement to allow for the transferee or assignee to effect sales of Registrable Securities pursuant to the Registration Statement.

                  (q) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to the Registration Statement.

         4.       OBLIGATIONS OF THE INVESTOR.

         In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor of the information the Company requires from it.

                  (b) By the Investor's acceptance of the Registrable Securities, the Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless the Investor has


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


notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

                  (c) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or Section 3(f) hereof, the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or Section 3(f) hereof and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (d) The Investor may participate in any underwritten registration hereunder unless the Investor (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 hereof.

         5.       EXPENSES OF REGISTRATION.

         All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 hereof, including without limitation all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Investor pursuant to Section 3(g) hereof, shall be borne by the Company.

         6.       INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) the Investor, as holder of such Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls the Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (iii) any underwriter (as defined in the Securities Act) for the Investor, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such

Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor, pursuant to Section 12.

                  (b) In connection with any Registration Statement in which the Investor is participating, the Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by the Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information about the Investor furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c), the Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to the

Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor, pursuant to Section 12. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by the Investor, as holder of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Investor), if the Investor is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7.       CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 hereof to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE EXCHANGE ACT.

         With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under the Stock Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  (c) furnish to the Investor, so long as it or its affiliates owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

         9.       INFORMATION RIGHTS.

         The Company covenants and agrees that, commencing on the date upon which the Company ceases to file periodic reports under the Exchange Act, for so long as the Investor or any of its affiliates holds any of the Shares, the Company will:

                  (a) Annual Reports. Deliver to the Investor, as soon as practicable and in any event within ninety (90) days after the end of each fiscal year of the Company, audited financial statements for the Company and its Subsidiaries for such year, setting forth in comparative form, the figures from the Company's previous fiscal year, prepared in accordance with generally accepted accounting principles and practices; and

                  (b) Quarterly Reports. Deliver to the Investor, as soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter of the Company (except the last quarter of the Company's fiscal year), quarterly unaudited financial statements on a consolidated basis, including a balance sheet, a statement of income and a statement of cash flows.

         10.      INSPECTION RIGHTS

         The Company shall permit the Investor, at the Investor's expense, to visit and inspect the Company's and its Subsidiaries' properties, to examine the books of account and records of the Company and its Subsidiaries and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the officers of the Company and its Subsidiaries, all at such reasonable times as may be requested by the Investor; provided, however, that the Company and its Subsidiaries shall not be obligated pursuant to this Section 10 to provide the Investor access to any information which they reasonably consider to be a trade secret or similar confidential information.

         11.      REPRESENTATION RIGHTS

         The Company covenants and agrees that, for so long as the Investor or any of its affiliates holds any of the Shares:

                  (a) Observer and Advisory Rights. Commencing on October 12, 2000, the Investor shall, at its option, appoint a representative, chosen by the Investor, to attend all meetings of the Company's Board of Directors in a nonvoting observer and advisory capacity. The Company shall give such representative copies of all notices, minutes, consents, and other materials that is provides to its directors; provided, however, that (i) such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if (aa) access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel, or (bb) if the Investor or its representative is a direct competitor of the Company .

                  (b) Board of Directors. From and after the Third Tranche Closing Date, and conditioned upon the Investor or its affiliates holding not less than five percent (5%) of the Common Stock then outstanding, the Company shall appoint and shall use commercially reasonable efforts to maintain the election to the Board of Directors, a representative of the Investor, having full voting rights. If the Investor holds less than five percent (5%) of the Common Stock then outstanding, the Investor's representative shall nonetheless be considered for appointment to the Company's Board of Directors, subject to the Board's requirements and procedures. So long as a representative of the Investor is appointed to serve as a director pursuant to this Section 11(b), then the Investor shall cease to have the observer and advisory rights described in Section 11(a) hereof.

         12.      ASSIGNMENT OF REGISTRATION RIGHTS.

         The registration rights under this Agreement (but not the additional rights set forth in Section 11 above, which rights are expressly not assignable by the Investor) shall be automatically assignable by the Investor to any transferee of all or any portion of Registrable Securities if: (i) the transferee agrees to execute a form of Joinder Agreement in the form of Exhibit A attached hereto, and a copy of such Joinder Agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transfer shall have been made in accordance with the applicable requirements of the Stock Purchase Agreement, and (v) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the Securities Act.

         13.      AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Investor (to the extent the Investor or any of its affiliates still owns Registrable Securities). Any amendment or waiver effected in accordance with this Section 13 shall be binding upon the Investor and the Company.

         14.      TERMINATION OF REGISTRATION RIGHTS.

         The Investor shall not be entitled to exercise any right provided for in Section 2 of this Agreement after the earlier of (i) two years following the consummation of the sale of securities pursuant to a Registration Statement filed by the Company under the Securities Act in connection with the initial firm commitment underwritten offering of its securities to the public, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of the Investor's shares during a three-month period without registration.

         15.      GENERAL PROVISIONS.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  Probex Corp.
                  One Galleria Tower
                  13355 Noel Road, Suite 1200
                  Dallas, Texas 75240
                  Attention:  Chief Executive Officer
                  Facsimile:  (972) 980-8545

                  With a copy to:

                  Jenkens & Gilchrist, A Professional Corporation
                  1445 Ross Avenue
                  Suite 3200
                  Dallas, Texas 75202
                  Attention: Robert W. Dockery, Esq.
                  Facsimile:  (214) 855-4300

                  If to the Investor:
                  United Infrastructure Company, LLC
                  50 California Street, Suite 2200
                  San Francisco, California 94111
                  Attention:  Chief Operating Officer
                  Facsimile:  (415) 768-1714

                  With a copy to:

                  Bechtel Enterprises Holdings, Inc.
                  50 California Street, Suite 2200
                  San Francisco, California 94111
                  Attention:  Chief Counsel
                  Facsimile:  (415) 768-2233

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal courts located in Dallas, Texas with respect to any dispute arising under this Agreement or the transactions contemplated hereby.

                  (e) This Agreement, the Stock Purchase Agreement and the Additional Right to Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Stock Purchase Agreement and the Additional Right to Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof, including without limitation that certain Term Sheet for Purchase of Probex Common Stock Revision No. 1, dated as of October 11, 2000.

                  (f) Subject to the requirements of Section 12 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the Company and the Investor have caused this Agreement to be duly executed as of the date first above written.

                                   PROBEX CORP.,
                                   a Delaware corporation


                                   By: /s/ JOHN N. BROBJORG
                                      ---------------------
                                       John N. Brobjorg
                                       Corporate Controller


                                   UNITED INFRASTRUCTURE COMPANY, LLC,
                                   a Delaware limited liability company


                                   By: /s/ NORA A. BLUM
                                      ---------------------
                                       Nora A. Blum
                                       Authorized Person

                                    EXHIBIT A


          Form of Registration and Investor's Rights Joinder Agreement


Probex Corp.
13355 Noel Road, Suite 1200
Dallas, Texas 75240

Attention:  Secretary

Ladies & Gentlemen:

         In consideration of the transfer to the undersigned of ____________ shares of the common stock of Probex Corp., a corporation organized under the laws of the State of Delaware (the "Company"), the undersigned represents that [he][she][it] is a permitted transferee of [insert name of transferor] and agrees that, as of the date written below, [he][she][it] shall become a party to, and an Investor as defined in that certain Registration and Investor's Rights Agreement, dated as of February 2, 2001, as such agreement may have been amended from time to time (the "Agreement"), between the Company and United Infrastructure Company, LLC, a Delaware limited liability company, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement, as though a party thereto.

         Executed as of the ____ day of __________, ______ .


             SIGNATORY:
                       -------------------------

             Address:
                     ---------------------------

                     ---------------------------

             ACKNOWLEDGED AND ACCEPTED:

                         PROBEX CORP.

                         By:
                             --------------------------
                         Name:
                               ------------------------
                         Title:
                                -----------------------

                                       -a-